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                                                                EXHIBIT 10.20.01

                                 FIRST AMENDMENT
                       TO THE MASTER ALLOCATION AGREEMENT

This FIRST AMENDMENT ("Amendment") to the MASTER ALLOCATION AGREEMENT ("Agreement") is made effective as of December 1, 2004 by and among the parties affected by the Amendment to the Agreement.

                                    RECITALS

      WHEREAS, Administrative Allocations have been recalculated for 2004 and the parties affected by the changes desire to have the Agreement amended to reflect those changes.

                                    AGREEMENT

      In consideration of the mutual promises set forth herein, and in reliance upon the recitals set forth above, the parties agree as follows:

      1. EXHIBIT A-1 shall be replaced in its entirety by Exhibit A-2, attached hereto.

      2. Any reference to Exhibit A in the Agreement shall be replaced and referenced as Exhibit A-2 to the Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Amendment to be effective as of the date first set forth above.

WESTCORP                                          WESTERN AUTO INVESTMENTS, INC.

By: ____________________________________________  By: __________________________
      Thomas A. Wolfe, President                      John Coluccio, President

WESTRAN SERVICES CORP.                            WESTERN FINANCIAL BANK

By: ____________________________________________  By: __________________________
      Shelley M. Chase, President                     Thomas A. Wolfe, Vice
                                                      Chairman &  President

WFS FINANCIAL INC                                 WFS INVESTEMENTS, INC.

By: ____________________________________________  By: __________________________
      Lee Whatcott, Senior Executive Vice             Thomas A. Wolfe,
      President, Chief Financial Officer & Chief      President
      Operating Officer

WFS FINANCIAL AUTO LOANS 2, INC.                  WFS FUNDING, INC.

By: ____________________________________________  By: __________________________
      John Coluccio, President                        Keith Ford, Assistant Vice
                                                      President & Secretary
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WFS RECEIVABLES CORPORATION                      WFS RECEIVABLES CORPORATION 2

By: ___________________________________________  By: ___________________________
      John Coluccio, President                       Keith Ford, Assistant Vice
                                                     President & Secretary

WFS RECEIVABLES CORPORATION 3                    WFS RECEIVABLES CORPORATION 4

By: ___________________________________________  By: ___________________________
      Keith Ford, Assistant Vice President &         Keith Ford, Assistant Vice
      Secretary                                       President & Secretary

THE HAMMOND COMPANY, THE MORTGAGE BANKERS        WESTFIN INSURANCE AGENCY, INC.

By: ___________________________________________  By: ___________________________
      Thomas A. Wolfe, President & Chief             Nancy Harris, Vice
      Executive Officer                              President

WESTERN RECONVEYANCE COMPANY, INC.               WESTERN CONSUMER SERVICES, INC.

By: ___________________________________________  By: ___________________________
      J. Keith Palmer, President, Chief              Mark Olson, Vice President
      Executive Officer & Treasurer                  & Controller

WESTERN CONSUMER PRODUCTS                        WFS WEB INVESTMENTS

By: ___________________________________________  By: ___________________________
      Mark Marty, President                          Thomas Wolfe, President

WESTERN FINANCIAL ASSOCIATE SOLUTIONS

By: ___________________________________________
      Karen Marchak, President